                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated October 30, 1998 relating to the financial statements and financial statement schedule, which appears in QUALCOMM Incorporated's Annual Report on Form 10-K for the year ended September 30, 1998. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

PRICEWATERHOUSECOOPERS LLP

San Diego, California
July 12, 1999